Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Dynamic Allocation Fund is incorporated herein by reference to Exhibit (d)(200) to Post-Effective Amendment No. 163 to Janus Investment Fund registration statement on Form N-1A, filed on October 28, 2011; accession number 0000950123-11-092620 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit (d)(201) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393).

Form of Amendment to Janus Investment Fund Investment Sub-Advisory Agreement - INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit
(d)(202) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit (d)(203) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393).

Form of Amendment to Janus Investment Fund Investment Sub-Advisory Agreement - INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit
(d)(204) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit
(d)(205) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393).

Form of Amendment to Janus Investment Fund Investment Sub-Advisory Agreement - INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit (d)(206) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(207) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393).

Form of Amendment to Janus Investment Fund Investment Sub-Advisory Agreement - INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit
(d)(208) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Form of Janus  Investment  Fund  Investment  Advisory  Agreement - INTECH Global
Dividend Fund is incorporated herein by reference to Exhibit (d)(209) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Investment Sub-Advisory Agreement - INTECH Global Dividend Fund is incorporated herein by reference to Exhibit (d)(210) to Post-Effective Amendment No. 166 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103074 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Justin B. Wright.

Form of Janus Investment Fund Investment Advisory Agreement - Perkins Select Value Fund is incorporated herein by reference to Exhibit (d)(211) to Post-Effective Amendment No. 167 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103076 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Investment Sub-Advisory Agreement - Perkins Select Value Fund is incorporated herein by reference to Exhibit (d)(212) to Post-Effective Amendment No. 167 to Janus Investment Fund registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103076 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Sub-Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Ted Hans.